UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2011

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)        On May 10, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of United Security Bancshares, Inc. (the “Company”) concluded that the Company’s previously issued consolidated financial statements and the accompanying footnotes as of and for the year ended December 31, 2010 (the “2010 Financials”), including the 2010 Financials contained in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2010 (the “2010 Form 10-K”), should be restated, and that the 2010 Financials, and any related reports from the Company’s independent registered public accounting firm, Carr, Riggs and Ingram, LLC, as of and for the year ended December 31, 2010, as well as prior earnings releases related to such period, should no longer be relied upon to the extent that they relate to the 2010 Financials.

The Company filed the 2010 Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 14, 2011. At the time of the filing of the 2010 Form 10-K, the Company’s management was unaware of certain material adjustments to the current appraised values of several properties securing impaired loans held by the Company’s wholly-owned subsidiary, First United Security Bank. The adjustments were not factored into the Company’s provision for loan losses in the 2010 Financials.

On May 10, 2011, the Audit Committee determined that the adjustments should have been reflected in the Company’s provision for loan losses in the 2010 Financials and that, as a result, the 2010 Financials included in the 2010 Form 10-K understated the provision for loan losses by approximately $8.5 million. Consequently, the Company plans to amend and restate the 2010 Financials to account for the material adjustments to the provision for loan losses and to file with the SEC an amendment to the 2010 Form 10-K to reflect the restatement. The adjustments, in the aggregate, are expected to result in an increase in the Company’s provision for loan losses as of December 31, 2010 of approximately $8.5 million, from approximately $10.6 million to approximately $19.1 million, and are expected to result in a restated net loss for 2010 of approximately $3.2 million. These are preliminary estimates based on management’s current assessment, subject to completion of management’s final review of the Company’s amended and restated consolidated financials and audit by the Company’s independent registered public accounting firm. The unaudited information described herein may differ from the Company’s consolidated financial statements that are finally issued following the completion by the Company’s independent registered public accounting firm of its audit of the Company’s results.

Management is working diligently with the Company’s independent registered public accounting firm to finalize the effect of the adjustments. The Company expects to file amended and restated consolidated financial statements with the SEC shortly before or simultaneously with the filing of the Company’s Quarterly Report on Form 10-Q for the first quarter of 2011.

Based on the need to restate the 2010 Financials, management and the Audit Committee have concluded that, as of December 31, 2010, there was a material weakness in the Company’s internal control over financial reporting and that any reports from the Company’s independent registered public accounting firm, Carr, Riggs and Ingram, LLC, as to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010 should no longer be relied upon. Management is in the process of implementing procedures to remediate the identified material weakness.

The Audit Committee and management have discussed the matters disclosed in this report with the Company’s independent registered public accounting firm.

Item 8.01        Other Events.

On May 11, 2011, the Company issued a press release announcing the intended adjournment to a later date of the Company’s Annual Meeting of Shareholders previously scheduled to be held on May 12, 2011. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the SEC.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release dated May 11, 2011, announcing the intended adjournment to a later date of the Company’s Annual Meeting of Shareholders previously scheduled to be held on May 12, 2011.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include, but are not limited to, the statements regarding the expected amount of the adjustments to the Company’s provision for loan losses as of December 31, 2010. In addition, the Company, through its senior management, from time to time makes forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) concerning its expected future operations and performance and other developments. The words “estimate,” “project,” “intend,” “anticipate,” “expect,” “believe” and similar expressions are indicative of forward-looking statements. Such forward-looking statements are necessarily estimates reflecting the Company’s best judgment based upon current information and involve a number of risks and uncertainties, and various factors could cause results to differ materially from those contemplated by such forward-looking statements. Such factors could include those identified from time to time in the Company’s SEC filings and other public announcements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. With respect to the adequacy of the allowance for loan losses for the Company, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to revise forward-looking statements to reflect circumstances or events that occur after the dates the forward-looking statements are made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2011	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Robert Steen
	Name:	Robert Steen
Vice President, Treasurer, Assistant Secretary, Chief Financial Officer and Principal Accounting Officer